Exhibit 99.1

Power Integrations Reports Second-Quarter Financial Results

Revenues increased nine percent year-over-year to $115.9 million

Company repurchased 706 thousand shares during the quarter for $32.6 million

SAN JOSE, CALIF. – August 6, 2025 – Power Integrations (NASDAQ: POWI) today announced financial results for the quarter ended June 30, 2025. Net revenues for the second quarter were $115.9 million, up ten percent compared to the prior quarter and up nine percent from the second quarter of 2024. GAAP net income for the second quarter was $1.4 million or $0.02 per diluted share compared to $0.15 per diluted share in the prior quarter and $0.09 per diluted share in the second quarter of 2024. Cash flow from operations for the quarter was $29.1 million.

In addition to its GAAP results, the company provided non-GAAP measures that exclude stock-based compensation, a charge stemming from litigation related to an employment matter, amortization of acquisition-related intangible assets and the related tax effects. Non-GAAP net income for the second quarter of 2025 was $19.9 million or $0.35 per diluted share compared to $0.31 per diluted share in the prior quarter and $0.28 per diluted share in the second quarter of 2024. A reconciliation of GAAP to non-GAAP financial results is included with the tables accompanying this press release.

Power Integrations CEO Jennifer Lloyd commented: “Revenues increased nine percent year-over-year driven by strong growth in the industrial category. While near-term visibility is low due to macroeconomic uncertainty, our long-term growth drivers are on track. Our automotive business continues to build toward a material revenue contribution in 2026. Revenues from GaN-based products grew more than 50 percent in the first half with adoption broadening into appliance, industrial and EV applications. Our 1250- and 1700-volt GaN technologies are well suited for the requirements of next-generation AI datacenters, and we are developing differentiated, system-level products to capitalize on that opportunity.”

Additional Highlights

●	The company repurchased 706 thousand shares during the quarter for $32.6 million; $42.4 million remained on its repurchase authorization at quarter-end.
●	Power Integrations paid a dividend of $0.21 per share on June 30, 2025. A dividend of $0.21 per share will be paid on September 30, 2025, to stockholders of record as of August 29, 2025.

Financial Outlook

The company issued the following forecast for the third quarter of 2025:

●	Revenues are expected to be in a range of $118 million plus or minus $5 million.
●	GAAP gross margin is expected to be between 54.5 percent and 55 percent, and non-GAAP gross margin is expected to be between 55 percent and 55.5 percent. The difference between GAAP and non-GAAP is attributable to stock-based compensation and, to a lesser extent, amortization of acquisition-related intangible assets.
●	GAAP operating expenses are expected to be approximately $72.5 million; non-GAAP operating expenses are expected to be approximately $47.5 million. Non-GAAP operating expenses are expected to exclude approximately $10 million of stock-based compensation and a net non-cash charge of approximately $15 million reflecting the immediate expensing of stock awards previously granted to the company’s former CEO. The grants will continue to vest according to their original terms, including performance criteria, under a consultancy agreement with the former CEO.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. A live webcast of the call will be available on the investor section of the company's website, http://investors.power.com. Members of the investment community can register for the conference call by visiting https://emportal.ink/4eCXH0R.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information, please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, other operating expenses of $9.2 million stemming from an employment litigation matter and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its third-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in trade policies, in particular the escalation and imposition of new and higher tariffs, which could reduce demand for end products that incorporate our integrated circuits and/or place pressure on our prices as our customers seek to offset the impact of increased tariffs on their own products; the company’s ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global economic and geopolitical conditions, including such factors as inflation, armed conflicts and trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 7, 2025. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
NET REVENUES	$115,852	$105,529	$106,198	$221,381	$197,886

COST OF REVENUES	51,898	47,294	49,665	99,192	93,573

GROSS PROFIT	63,954	58,235	56,533	122,189	104,313

OPERATING EXPENSES:
Research and development	25,991	24,095	26,047	50,086	49,272
Sales and marketing	18,349	16,375	18,053	34,724	33,775
General and administrative	11,808	11,047	10,475	22,855	18,838
Other operating expenses	9,151	—	—	9,151	-
Total operating expenses	65,299	51,517	54,575	116,816	101,885

INCOME (LOSS) FROM OPERATIONS	(1,345)	6,718	1,958	5,373	2,428

OTHER INCOME	2,690	3,167	3,189	5,857	6,691

INCOME BEFORE INCOME TAXES	1,345	9,885	5,147	11,230	9,119

PROVISION (BENEFIT) FOR INCOME TAXES	(24)	1,095	298	1,071	316

NET INCOME	$1,369	$8,790	$4,849	$10,159	$8,803

EARNINGS PER SHARE:
Basic	$0.02	$0.15	$0.09	$0.18	$0.15
Diluted	$0.02	$0.15	$0.09	$0.18	$0.15

SHARES USED IN PER-SHARE CALCULATION:
Basic	56,274	56,871	56,780	56,571	56,807
Diluted	56,387	57,123	56,984	56,787	57,104

SUPPLEMENTAL INFORMATION:
	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Stock-based compensation expenses included in:
Cost of revenues	$592	$657	$707	$1,249	$1,053
Research and development	3,190	2,250	3,885	5,440	6,310
Sales and marketing	1,922	1,586	2,510	3,508	4,114
General and administrative	4,373	4,190	3,933	8,563	5,972
Total stock-based compensation expense	$10,077	$8,683	$11,035	$18,760	$17,449

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$146	$147	$258	$293	$740

	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
REVENUE MIX BY END MARKET
Communications	11%	10%	11%	10%	11%
Computer	12%	12%	14%	12%	13%
Consumer	37%	44%	42%	41%	41%
Industrial	40%	34%	33%	37%	35%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$63,954	$58,235	$56,533	$122,189	$104,313
GAAP gross margin	55.2%	55.2%	53.2%	55.2%	52.7%

Stock-based compensation included in cost of revenues	592	657	707	1,249	1,053
Amortization of acquisition-related intangible assets	146	147	258	293	740

Non-GAAP gross profit	$64,692	$59,039	$57,498	$123,731	$106,106
Non-GAAP gross margin	55.8%	55.9%	54.1%	55.9%	53.6%

	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
RECONCILIATION OF OPERATING EXPENSES
GAAP operating expenses	$65,299	$51,517	$54,575	$116,816	$101,885

Less: Stock-based compensation expense included in operating expenses
Research and development	3,190	2,250	3,885	5,440	6,310
Sales and marketing	1,922	1,586	2,510	3,508	4,114
General and administrative	4,373	4,190	3,933	8,563	5,972
Other operating expenses	9,151	—	—	9,151	—
Total	18,636	8,026	10,328	26,662	16,396

Non-GAAP operating expenses	$46,663	$43,491	$44,247	$90,154	$85,489

	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
RECONCILIATION OF INCOME FROM OPERATIONS
GAAP income (loss) from operations	$(1,345)	$6,718	$1,958	$5,373	$2,428
GAAP operating margin	–1.2%	6.4%	1.8%	2.4%	1.2%

Add: Total stock-based compensation	10,077	8,683	11,035	18,760	17,449
Amortization of acquisition-related intangible assets	146	147	258	293	740
Other operating expenses	9,151	—	—	9,151	—

Non-GAAP income from operations	$18,029	$15,548	$13,251	$33,577	$20,617
Non-GAAP operating margin	15.6%	14.7%	12.5%	15.2%	10.4%

	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
RECONCILIATION OF PROVISION FOR INCOME TAXES
GAAP provision (benefit) for income taxes	$(24)	$1,095	$298	$1,071	$316
GAAP effective tax rate	–1.8%	11.1%	5.8%	9.5%	3.5%

Tax effect of adjustments to GAAP results	(871)	239	(269)	(632)	(627)

Non-GAAP provision for income taxes	$847	$856	$567	$1,703	$943
Non-GAAP effective tax rate	4.1%	4.6%	3.4%	4.3%	3.5%

	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
GAAP net income	$1,369	$8,790	$4,849	$10,159	$8,803

Adjustments to GAAP net income
Stock-based compensation	10,077	8,683	11,035	18,760	17,449
Amortization of acquisition-related intangible assets	146	147	258	293	740
Other operating expenses	9,151	—	—	9,151	—
Tax effect of items excluded from non-GAAP results	(871)	239	(269)	(632)	(627)

Non-GAAP net income	$19,872	$17,859	$15,873	$37,731	$26,365

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	56,387	57,123	56,984	56,787	57,104

Non-GAAP net income per share (diluted)	$0.35	$0.31	$0.28	$0.66	$0.46

GAAP net income per share (diluted)	$0.02	$0.15	$0.09	$0.18	$0.15

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2025	March 31, 2025	December 31, 2023
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$66,935	$49,614	$50,972
Short-term marketable securities	201,801	239,682	249,023
Accounts receivable, net	27,583	22,806	27,172
Inventories	168,396	169,068	165,612
Prepaid expenses and other current assets	18,188	18,645	21,260
Total current assets	482,903	499,815	514,039

PROPERTY AND EQUIPMENT, net	147,955	146,786	149,562
INTANGIBLE ASSETS, net	7,660	7,868	8,075
GOODWILL	95,271	95,271	95,271
DEFERRED TAX ASSETS	37,174	38,906	36,485
OTHER ASSETS	26,574	25,754	25,394
Total assets	$797,537	$814,400	$828,826

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$31,044	$33,587	$29,789
Accrued payroll and related expenses	14,881	12,526	13,987
Taxes payable	751	781	961
Other accrued liabilities	18,323	8,056	10,580
Total current liabilities	64,999	54,950	55,317

LONG-TERM LIABILITIES:
Income taxes payable	4,063	3,992	3,871
Other liabilities	24,687	19,643	19,866
Total liabilities	93,749	78,585	79,054

STOCKHOLDERS' EQUITY:
Common stock	21	22	22
Additional paid-in capital	—	7,106	18,734
Accumulated other comprehensive loss	(1,287)	(2,183)	(3,023)
Retained earnings	705,054	730,870	734,039
Total stockholders' equity	703,788	735,815	749,772
Total liabilities and stockholders' equity	$797,537	$814,400	$828,826

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,369	$8,790	$4,849	$10,159	$8,803
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	7,002	7,244	8,391	14,246	17,106
Amortization of intangible assets	208	207	320	415	863
Loss on disposal of property and equipment	—	—	—	—	8
Stock-based compensation expense	10,077	8,683	11,035	18,760	17,449
Accretion of discount on marketable securities	(375)	(346)	(413)	(721)	(909)
Deferred income taxes	1,683	(2,537)	(2,152)	(854)	(3,482)
Increase (decrease) in accounts receivable allowance for credit losses	—	(381)	163	(381)	326
Change in operating assets and liabilities:
Accounts receivable	(4,777)	4,747	(4,256)	(30)	(2,024)
Inventories	672	(3,456)	(2,019)	(2,784)	(6,720)
Prepaid expenses and other assets	3,036	3,369	1,226	6,405	2,072
Accounts payable	(3,754)	4,002	(1,411)	248	(117)
Taxes payable and other accrued liabilities	13,931	(3,936)	1,898	9,995	161
Net cash provided by operating activities	29,072	26,386	17,631	55,458	33,536

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(5,926)	(5,726)	(4,167)	(11,652)	(8,510)
Purchases of marketable securities	(42,066)	(5,630)	(27,918)	(47,696)	(77,830)
Proceeds from sales and maturities of marketable securities	80,610	15,882	31,194	96,492	85,392
Net cash provided by (used in) investing activities	32,618	4,526	(891)	37,144	(948)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	—	2,787	—	2,787	2,691
Repurchase of common stock	(32,560)	(23,098)	(11,338)	(55,658)	(25,979)
Payments of dividends to stockholders	(11,809)	(11,959)	(11,352)	(23,768)	(22,736)
Proceeds from draw on line of credit	13,000	—	—	13,000	—
Payments on line of credit	(13,000)	—	—	(13,000)	—
Net cash used in financing activities	(44,369)	(32,270)	(22,690)	(76,639)	(46,024)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	17,321	(1,358)	(5,950)	15,963	(13,436)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	49,614	50,972	56,443	50,972	63,929

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$66,935	$49,614	$50,493	$66,935	$50,493

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com